SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

AMENDMENT No. 1

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 12, 2001

Date of Report (Date of earliest event reported)

TORVEC, INC

(Exact Name of registrant as specified in its charter)

      New York                                    000-24455
State or other jurisdiction            Commission File Number
                                                  of incorporation

       16-1509512
IRS Employer ID Number

   11 Pond View Drive, Pittsford, New York 14534
(Address of Principal Executive Offices

                (716)  248-8549
(Registrant's telephone number, including area code)

The Exhibit Index is found on page 5 of this Current Report.

1

The Registrant hereby amends the following items, financial statements, and pro forma information of its Current Report on Form 8-K filed November 30, 2000, as set forth in the pages attached hereto:

Reference is made to the November 29, 2000 acquisition of Ice Surface Development, Inc. as previously reported on Form 8-K as of November 30, 2000. The Company hereby submits the audited financial statements of Ice Surface Development as of December 31, 2000 and the Pro Forma (unaudited consolidated condensed) financial statements at September 30, 2000. Such financial statements and pro forma financial information are hereby submitted in satisfaction of the requirements of Section 210-3.05(b) and Article 11 of Regulation S-X. A manually-signed accountants' report is provided, pursuant to Rule 2-02 of Regulation S-X. The following financial statements and pro forma financial information are hereby provided:

ITEM 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
A.	Financial Statement of Business Acquired

Audited Financial Statements of Ice Surface Development, Inc. as of December 31, 2000 and the related Statements of Operation, Changes in Shareholders Equity and Cash Flows for the period from November 27, 2000 (inception) through December 31, 2000.

B.	Pro Forma Financial Information Pro Forma Unaudited consolidated Condensed Financial Statements at September 30, 2000 and the Pro Forma results of operations for the year then ended.

C.	Exhibits None

2

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholder
Ice Surface Development, Inc.

We have audited the accompanying balance sheet of Ice Surface Development, Inc., (a development stage company), (the "Company") as of December 31, 2000, and the related statements of operations changes in stockholder's equity and cash flows for the period from November 27, 2000 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of Ice Surface Development, Inc. as of December 31, 2000 and the results of its operations and its cash flows for the period from November 27, 2000 (inception) through December 31, 2000 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has incurred a net loss. The Company depends upon its sole stockholder for financing and has not generated cash inflows from operating activities to sustain its operations which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Richard A. Eisner & Company, LLP

February 9, 2001
New York, New York

                                                                                                                                                      F-1

ICE SURFACE DEVELOPMENT, INC.
(a development stage company)

Balance Sheet
December 31, 2000
ASSETS
Current assets:
Prepaid expenses	$ 147,000

Total current assets	147,000

License, less accumulated amortization	3,230,000

$ 3,377,000

Commitments and other matter

STOCKHOLDER'S EQUITY
Common stock, $.01 par value, 1,000,000 shares authorized, 200 issued and outstanding
Additional paid-in capital	$ 3,405,000
Deficit accumulated during the development stage	(28,000)

$ 3,377,000

See independent auditors' report and notes to financial statements                                                          F-2

ICE SURFACE DEVELOPMENT, INC.
(a development stage company)

Statement of Operations
November 27, 2000 (Inception) Through December 31, 2000
(Note A)

Cost and expenses:
Research and development	$ 14,000
General and administrative	14,000

Net loss	$ (28,000)

See independent auditors' report and notes to financial statements                                                          F-3

ICE SURFACE DEVELOPMENT, INC.
(a development stage company)

Statement of Changes in Stockholder's Equity

	Common Stock Shares	Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total Stockholder's Equity

Issuance of shares to Torvec, Inc. - November 27, 2000	200

Capital contribution - November 29, 2000		$ 3,405,000		$ 3,405,000

Net loss			$ (28,000)	(28,000)

Balance - December 31, 2000	200	$ 3,405,000	$ (28,000)	$ 3,377,000

See independent auditors' report and notes to financial statements                                                         F-4

ICE SURFACE DEVELOPMENT, INC.
(a development stage company)

Statement of Cash Flows
November 27, 2000 (Inception) Through December 31, 2000
(Note A)

Cash flows from operating activities:
Net loss	$ (28,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	14,000
Change in:
Prepaid expenses	14,000

Net cash used in operating activities	0

Supplemental disclosure of noncash investing and financing activities:
Allocated fair value of license ($3,220,000) and other assets ($185,000) purchased in acquisition (see Note A)	$ 3,405,000

See independent auditors' report and notes to financial statements                                                         F-5

ICE SURFACE DEVELOPMENT, INC.
(a development stage company)

Notes to Financial Statements
December 31, 2000

Note A - The Company

Ice Surface Development Inc. (the "Company") (formerly "Torvec Subsidiary Corporation") was incorporated in the State of New York on November 27, 2000 and is a wholly-owned subsidiary of Torvec, Inc. ("Torvec" or "Parent"). On November 29, 2000, Torvec entered into an Agreement and Plan of Merger to acquire Ice Surface Development, Inc. (formerly "Advance Surface Measurement, Inc.") ("old ISD"), a company incorporated in the State of Florida on May 2, 2000 for 1,068,354 shares of Torvec common stock. The acquisition was accounted for under the purchase method. The fair value of the Torvec stock issued of approximately $3,405,000 was primarily allocated to a license (see Note C) and treated as a capital contribution. In connection with the merger, the corporate existence of old ISD ceased. The accompanying statement of operations includes old ISD's operations since the date of acquisition (November 29, 2000). The results of operations of old ISD for the period prior to acquisition (May 2, 2000 through November 29, 2000) is de minimis.

On November 28, 2000, old ISD entered into an exclusive license agreement with the Trustees of Dartmouth College for land-based applications to a novel ice adhesion modification system developed by Dr. Petrenko at Dartmouth Thayer School of Engineering (see Note C). The Company intends to develop and integrate the technology into Torvec's Fast Tracked vehicle as well as to sub-license the technology for land-based motorized vehicle applications.

For the period ended December 31, 2000, the Company incurred a loss of $28,000 and is dependent upon its parent to meet its obligations and sustain operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. In order to continue operations, the Parent is seeking additional financing and exploring opportunities such as collaborative arrangements, joint ventures or licensing arrangements to enable operations to continue and exploit the license agreement. However, there is no assurance that Torvec can obtain adequate additional financing, that products will be developed which will be commercially successful, or that profitable operations can be attained. The financial statements do not include any adjustments relating to the recoverability or classification of recorded asset amounts or the amount and classification of liabilities that might be necessary as a result of the above uncertainty.

Note B - Summary of Significant Accounting Policies

[1]     Research and development:
Research and development costs consisting of protype development are charged to operations as incurred.

[2]     Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                                                                                              F-6

ICE SURFACE DEVELOPMENT, INC.

(a development stage company)

Notes to Financial Statements

December 31, 2000

[3]     License:

The license is being amortized over its remaining life of approximately 19 years which correlates to an underlying patent. At December 31, 2000, accumulated amortization was $14,000.

Note C - License From the Trustees of Dartmouth College

On November 28, 2000, old ISD entered into a 20 year exclusive license agreement with the Trustees of Dartmouth College for land-based applications to a novel ice adhesion modification system developed by Dr. Petrenko at Dartmouth Thayer School of Engineering for $25,000. The agreement provides for the payment of $140,000 for sponsored research and a royalty of 3.5% based on the value of net sales of licensed product with minimum annual payments of $10,000 for the first two years, $15,000 for third year and $25,000 per year thereafter. In addition, the agreement provides for the payment of 50% of sub-license fee income.

Dr. Petrenko also entered into a one-year consulting agreement with old ISD for a minimum of $20,000.

Note D - Income Taxes

The Company has not recorded a tax benefit for the period ended December 31, 2000. On a separate return basis, the loss incurred during the period represents start-up costs for tax reporting purposes and would give rise to a deferred tax asset. The deferred tax asset before related valuation allowance at December 31, 2000 would amount to $6,000. Due to the uncertainty of the ultimate realization of this carryforward, the Company has recorded a valuation allowance for the full amount of the deferred tax asset.

The Company expects to be included in the consolidated tax filings of Torvec, whereby its losses may be utilized in the Torvec consolidated tax returns.

                                                                                                                                             F-7

The following pro forma unaudited consolidated condensed financial statements present the pro forma financial position of Torvec, Inc. ("Torvec") at September 30, 2000 and the pro forma results of operations for the year then ended. These pro forma financial statements give effect to the acquisition as if such acquisition of Ice Surface Development, Inc. ("ISD") by Torvec had occurred at the beginning of the year for purpose of the proforma condensed consolidated statements of operations and as if such acquisition had occurred at the end of the period for purposes of the proforma condensed consolidated balance sheet.

The pro forma unaudited condensed consolidated financial statements do not purport to present what Torvec's actual results of operations would have been had the acquisition occurred at the beginning of the period and may not be indicative of Torvec's financial position or operating results for any future periods.

The pro forma adjustments are based upon currently available information. The assumptions underlying the calculation of the pro forma adjustments are considered appropriate under the circumstances. These pro forma unaudited condensed consolidated financial statements should be read in conjunction with Torvec's financial statements and notes thereto for the year ended December 31, 1999, and for the nine months ended September 30, 2000 along with management's discussion and analysis of financial position and the results of operations, which are included in Torvec's Form 10 - KSB covering such year and for the nine months ended September 30, 2000 and Form 10 - QSB covering such nine month period, and Ice Surface Development, Inc.'s financial statements as of and for the period ended December 31, 2000.

On November 29, 2000, Torvec, Inc. entered into an Agreement and Plan of Merger to acquire ISD, a wholly owned subsidiary of UTEK Corporation for 1,068,354 shares of Torvec common stock. As a result of the merger, Torvec acquired through its wholly owned subsidiary an exclusive worldwide license granted by the Trustees of Dartmouth College to ISD for land-based applications to a novel ice adhesion modification system developed by Professor Victor F. Petrenko at Dartmouth Thayer School of Engineering. The Dartmouth patented technology allows for the rapid non-thermal de-icing of vehicle surfaces using a novel electrochemical decomposition technology invented by Dr. Petrenko.

The acquisition was accounted for under the purchase method. The purchase price was valued based upon an independent valuation of the shares exchanged for the outstanding shares of ISD. That amount has been allocated to the license and is being amortized over the remaining life of the related patent.

                                                                                                    F-8

TORVEC, INC. (A Development Stage Company) PRO FORMA CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)

REVENUE:
     Licensing revenue

COSTS AND EXPENSES:
     Research and development
     General and administrative
         Net Loss

Basic and Diluted Loss Per Share

Weighted average number of shares
of common stock - basic and diluted

Torvec, Inc.
(Unaudited)
Historical
For the Year
Ended
September 30,      2000

$5,000
-------------------
5,000

747,000
2,318,000
-------------------
($3,060,000)
===========

($0.14)
==========

21,135,000
==========

Ice Surface Development, Inc. Historical For the Period November 27, 2000 through December 31, 2000 $0 ------------------- 0 14,000 14,000 ------------------- ($28,000) ===========	Pro Forma Adjustments 154,000 (A) 1,068,354 ========	Pro Forma $5,000 --------------- 5,000 $761,000 $2,486,000 --------------- ($3,242,000) ========= ($0.15) ========= 22,203,354 =========

                                                                                                     F-9

TORVEC, INC. (A Development Stage Company) PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
Torvec, Inc. September 30, 2000	Ice Surface Development, Inc. December 31, 2000	Pro Forma Adjustments	Adjusted Proforma

ASSETS

CURRENT ASSETS
          Cash
          Subscriptions receivable
          Prepaid expenses

                    Total Current Assets

PROPERTY AND EQUIPMENT, net

License, less accumulated amortization

Total Assets

LIABILITIES AND STOCKHOLDER'S EQUITY (CAPITAL DEFICIT)

CURRENT LIABILITIES
          Accounts payable and accrued expenses
          Consulting fees payable to related parties
          Current maturities of long-term debt
          Deferred revenue-short-term

                    Total Current Liabilities

LONG-TERM LIABILITIES
          Long-term debt, net of current maturities
          Deferred revenue-long-term

STOCKHOLDER'S EQUITY (CAPITAL DEFICIT)
          Preferred stock, $.01 par value, 100,000,000 shares
             authorized, none issued
          Common stock, $.01 par value, 40,000,000 shares
             authorized, 21,335,567 outstanding.
          Common stock, $.01 par value, 1,000,000 shares
             authorized, 200 outstanding.
          Additional paid in capital
          Unearned compensatory stock options
          Deficit accumulated during the development stage
          Subscription receivable

                    Total Stockholder's Equity (Capital Deficit)

Total Liabilities and Stockholder's Equity(Capital Deficit)

$88,000
150,000
0
-------------
238,000
-------------
29,000
-------------
0
-------------
$267,000
========

$11,000
639,000
6,000
21,000
-------------
677,000

10,000
124,000
-------------
811,000
-------------

213,000

9,476,000
(13,000)
(10,170,000)
(50,000)
--------------
(757,000)
--------------
$54,000
========

(Note B)

$0
0
147,000
-------------
147,000
-------------
0
-------------
3,230,000
-------------
$3,377,000
========

$0
0
0
0
-------------
0

0
0
-------------
0
-------------

3,405,000

(28,000)
0
---------------
3,377,000
---------------
$3,377,000
=========

$88,000
150,000
147,000
-------------
385,000
-------------
29,000
-------------
3,230,000
-------------
$3,644,000
========

$11,000
639,000
6,000
21,000
-------------
677,000

10,000
124,000
-------------
811,000
-------------

213,000

12,881,000
(13,000)
(10,198,000)
(50,000)
---------------
2,833,000
---------------
$3,644,000
=========

                                                                                                    F-10

TORVEC, INC.

Notes to Pro Forma Financial Statements (Unaudited)

Notes -- Pro Forma Adjustments

On November 29, 2000 Torvec, Inc. (Torvec) acquired 100% of the outstanding common stock of Ice Surface Development, Inc. (ISD) for 1,068,354 shares of Torvec stock.
A.	To reflect amortization of license as if the acquisition had occurred at beginning of the period presented.

B.	Financial data of ISD for the period subsequent to the acquisition reflects the estimated fair value of the common stock issued of $3,405,000.

                                                                                                   F-11

EXHIBITS
1.	Underwriting Agreement

2.	Plan of acquisition, reorganization, arrangement, liquidation or succession
	2.1.	Agreement and Plan of Merger, dated November 29, 2000 by and among Torvec Subsidiary Corporation, Torvec, Inc., UTEK Corporation and ICE Surface Development, Inc

4.	Instruments defining the rights of security holders, including debentures

16.	Letter re: change in certifying accountant

17.	Letter re: director resignation

20.	Other documents or statements to security holders

23.	Consents of experts and counsel

24.	Power of attorney

99.	Additional Exhibits

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

Date February 12, 2001	TORVEC, INC. (Registrant) By /S/ SAMUEL M. BRONSKY Samuel M. Bronsky Chief Financial Officer

INDEX TO EXHIBITS

Item	Description		Page
1.	Underwriting Agreement		N/A

2.	Plan of acquisition, reorganization, arrangement, liquidation or succession
	2.1.	Agreement and Plan of Merger, dated November 29, 2000 by and among Torvec Subsidiary Corporation, Torvec, Inc., UTEK Corporation and ICE Surface Development, Inc	N/A

4.	Instruments defining the rights of security holders, including debentures		N/A

16.	Letter re: change in certifying accountant		N/A

17.	Letter re: director resignation		N/A

20.	Other documents or statements to security holders		N/A

23.	Consents of experts and counsel		N/A

24.	Power of attorney		N/A

99.	Additional Exhibits		N/A